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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 4, 1998


                             Evolving Systems Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                0-24081                        84-1010843
        (Commission File Number)  (I.R.S. Employer Identification No.)


               9777 Mt. Pyramid Court, Englewood, Colorado 80112
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (303) 802-1000


                                Not applicable
        (Former name or former address, if changed since last report.)


Item 5.  Other Events.

Evolving Systems announced October 5, 1998 that George A. Hallenbeck has been appointed to serve as President and Chief Executive Officer of the Company. He replaces J. Richard Abramson, who served as the chief executive since December 1996. On October 29, 1998, J. Richard Abramson resigned his seat as a director to the board of Evolving Systems, Inc.

Evolving Systems Inc.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        Evolving Systems Inc.


Dated: November 4, 1998                             By: /s/ George A. Hallenbeck
                                                        George A. Hallenbeck
                                                        President and Chief
                                                        Executive Officer